                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 4, 2008

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

          NEVADA                      000-50944                 84-1565820
----------------------------    -----------------------     ------------------
(State or other jurisdiction    (Commission File Number)       IRS Employer
     of incorporation)                                      Identification No.)

          408 BLOOMFIELD DRIVE, UNIT #3, WEST BERLIN, NEW JERSEY 08091
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (856) 767-5661
                                                           --------------

          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 -------------------------------------------------------------------------------

Item 3.02 Unregistered Sales of Equity Securities.


         On September 4, 2008, Global Resource Corporation (the "Company") issued 13,867 shares of common stock of the Company to individual investors for cash consideration of $14,397.80. The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.

         On September 8, 2008, Global Resource Corporation (the "Company") issued 1,500,000 shares of common stock of the Company to a consultant in payment for consulting services valued at $1,440,000. The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.

         On September 29, 2008, the Company issued 1,723,844 shares of common stock of the Company to 15 individual investors for an aggregate cash consideration of $1,723,844. The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.





 -------------------------------------------------------------------------------

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Global Resource Corporation

         Date      October 3, 2008     /s/ Eric Swain
                ---------------------- ------------------------
                                       Eric Swain, Chief Executive Officer